SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2001

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21949 (Commission File No.)	95-4591529 (IRS Employer Identification No.)

3120 Lake Center Drive
Santa Ana, California 92704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (714) 825-5200

___________________________

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Exhibit 99.1
Exhibit 99.2

Item 5. Other Events.

      On June 18, 2001, PacifiCare Health Systems, Inc. (the “Corporation”) announced that it intends to offer $500 million of Senior Notes due 2011 in a private placement and has received commitments from a group of lenders for a new $500 million senior secured credit facility. A copy of the Corporation’s press release dated June 18, 2001, relating to the proposed offering and credit agreement is attached hereto as Exhibit 99.1 and a copy of the commitment letter for the new $500 million senior secured credit facility is attached hereto as Exhibit 99.2.

Item 7. Exhibits.

99.1	Press Release by PacifiCare Health Systems, Inc., dated June 18, 2001.

99.2	Commitment Letter, dated June 14, 2001, among the Registrant, Morgan Stanley Senior Funding, Inc., Banc of America Securities LLC and the other lenders thereto.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated: June 19, 2001	By:	/s/ Susan L. Berkel

Susan L. Berkel
Senior Vice President of Finance and Corporate Controller (Chief Accounting Officer)

INDEX TO EXHIBITS

99.1	Press Release by PacifiCare Health Systems, Inc., dated June 18, 2001.
99.2	Commitment Letter, dated June 14, 2001, among the Registrant, Morgan Stanley Senior Funding, Inc., Banc of America Securities LLC and the other lenders thereto.